                                                                     EXHIBIT 4.1

                                US Unwired Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF LOUISIANA

   NUMBER                                                                SHARES
US
  --------                                                               -------

COMMON STOCK                                           SEE REVERSE FOR CERTAIN
                                                     DEFINITIONS AND INFORMATION
                                                               CUSIP 90338R 10 4

This Certifies that







is the registered holder of

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE,  OF

                                US UNWIRED INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

/s/ Signature appears here    [Corporate Seal]    /s/ Signature appears here
        Secretary                                           Chairman

                          AMERICAN BANK NOTE COMPANY.



                                        Countersigned and Registered:
                                                THE BANK OF NEW YORK
                                                                  Transfer Agent
                                                                   and Registrar


                                                            Authorized Signature
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                                US UNWIRED INC.

  US Unwired Inc. will furnish to any shareholder, upon request and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class and of each series of each preferred or special class, so far as the same have been fixed, and the authority of the Board of Directors to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the Articles of Incorporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- ________Custodian________
TEN ENT -- as tenants by the entireties                                                (Cust)           (Minor)
JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
           survivorship and not as tenants                                            Act______________________
           in  common                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and Appoint _________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                       Signature:

                                       ________________________________________
                                       Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                       Signature guaranteed:

                                       ________________________________________
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-15.

ARTICLE III(F) OF THE CORPORATION'S ARTICLES OF INCORPORATION PERMITS IT TO REDEEM, OR ITS ASSIGNEE TO REPURCHASE, SHARES OF ITS CAPITAL STOCK FROM ANY SHAREHOLDER TO THE EXTENT THAT THE OWNERSHIP THEREOF WOULD CONSTITUTE A VIOLATION OF SECTION 310 OF THE COMMUNICATIONS ACT OF 1934 OR ANY SIMILAR PROVISION, OR WOULD PREVENT THE CORPORATION OR A SUBSIDIARY FROM HOLDING OR DELAY IT IN OBTAINING, OR MATERIALLY INCREASE THE COST OF OBTAINING OR OPERATING UNDER, ANY GOVERNMENTAL LICENSE OR FRANCHISE NECESSARY TO CONDUCT ANY MATERIAL PORTION OF THE CORPORATION'S WIRELESS COMMUNICATIONS BUSINESS. SUCH REDEMPTION OR REPURCHASE WOULD BE MADE ON THE TERMS (INCLUDING THE NUMBER OF SHARES, PRICE AND PAYMENT TERMS) AND IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SAID
ARTICLE III(F), A COPY OF WHICH IS AVAILABLE FROM THE CORPORATION UPON REQUEST TO IT AT ITS REGISTERED OFFICE IN LOUISIANA OR MAY BE INSPECTED AT THAT OFFICE.